UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

April 30, 2010
(Date of earliest event reported)

ALASKA AIR GROUP, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-8957	91-1292054
(Commission File Number)	(IRS Employer Identification No.)

19300 International Boulevard, Seattle, Washington	98188
(Address of Principal Executive Offices)	(Zip Code)

(206) 392-5040
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03. Amendments to Articles of Incorporataion or Bylaws; Change in Fiscal Year.

On April 30, 2010, the Board of Directors of Alaska Air Group, Inc. (the "Company") approved an amendment to Article II, Section 2 of the Company's Bylaws to permit one or more stockholders who own 10% or more of the Company's outstanding shares to call a special meeting.  The amendment also sets forth the informational and procedural requirements a stockholder must follow in order to submit a special meeting request.

The foregoing summary of the amendments is qualified in its entirety by reference to the Company's Bylaws, as amended, which are attached hereto as Exhibit 3.2 and are incorporated herein by reference.

ITEM 9.01.  Financial Statements and Other Exhibits

Exhibit 3.2	Amended and Restated Bylaws of Alaska Air Group, Inc.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ALASKA AIR GROUP, INC.
Registrant

Date: May 3, 2010

/s/ Keith Loveless
Keith Loveless
Vice President/Legal and Corporate Affairs; General Counsel and Corporate Secretary

/s/ Glenn S. Johnson
Glenn S. Johnson
Executive Vice President/Finance and Chief Financial Officer